UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant  [X]
Filed by a party other than the registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement.
[_] Confidential, for use of the Commission  only (as  permitted by Rule
    14a-6(e)(2)).
[X] Definitive Proxy Statement [_] Definitive additional materials.
[_] Soliciting material pursuant to Rule 14a-11 (c) or Rule 14a-12.

                           MOLECULAR DIAGNOSTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1. Title of each class of  securities  to which transaction applies:
      2. Aggregate number of securities to which transaction applies:
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4. Proposed maximum aggregate value of transaction:
      5. Total fee paid:

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1. Amount Previously Paid: _____________________________________
      2. Form, Schedule or Registration Statement No.: _______________
      3. Filing Party: _______________________________________________
      4. Date Filed: _________________________________________________

                           MOLECULAR DIAGNOSTICS, INC.
                      414 North Orleans Street - Suite 510
                             Chicago, Illinois 60610

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 29, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Molecular Diagnostics, Inc., a Delaware corporation (the "Company") will be held at the Company's corporate offices located at 414 North Orleans Street, Suite 510, Chicago, Illinois on Thursday, July 29, 2004 at 10:00 a.m., Chicago time, for the purpose of considering and voting upon the following matters:

      1. to elect four directors to serve on the Company's Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

      2. to approve an amendment to the Company's Certificate of Incorporation (as amended to date) to increase the number of authorized shares of common stock ($.001 par value) of the Company by 200,000,000 shares from 100,000,000 to 300,000,000 shares;

      3. to approve an amendment to the Company's 1999 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the Plan from 5,500,000 to 20,000,000 shares;

      4. to ratify the appointment of Altschuler, Melvoin and Glasser LLP as independent auditors for the Company for the fiscal year ending December 31, 2004; and

      5. to transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has no knowledge of any other business to be transacted at the meeting.

      The Board of Directors has fixed the close of business on Thursday, June 24, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

      A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the attached Proxy Statement.

                                        By Order of the Board of Directors

July 1, 2004                            Peter P. Gombrich
                                        Chairman of the Board and Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                           Molecular Diagnostics, Inc.
                      414 North Orleans Street - Suite 510
                             Chicago, Illinois 60610

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                           To be held on July 29, 2004

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Molecular Diagnostics, Inc. ("Molecular" or the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, July 29, 2004 at 10:00 a.m., Chicago time, at the Company's corporate offices located at 414 North Orleans Street, Suite 510, Chicago, Illinois, and at any adjournments thereof. The Notice of Meeting, this Proxy Statement, and the form of proxy are first being mailed to stockholders on or about July 1, 2004.

                          VOTING PROCEDURES AND QUORUM

      The Board of Directors has fixed the close of business on June 24, 2004 (the "Record Date") as the record date to determine stockholders entitled to receive notice of and to vote at the Meeting. Only holders of the Company's common stock, $.001 par value (the "Common Stock") and the Company's Series E Convertible Preferred Stock, $.001 par value (the "Series E Stock") shall be entitled to vote at the Meeting. The Company had 74,334,760 shares of its Common Stock and 260,764 shares of its Series E Stock outstanding as of the close of business on the Record Date. Each holder of Common Stock is entitled to one vote per share of Common Stock on each of the matters to be voted upon at the Meeting. Each holder of Series E Stock is entitled to vote on any matter on which the holders of Common Stock are entitled to vote, and to notice of the Meeting. When voting with the holders of Common Stock as a single class, each holder of Series E Stock is entitled to one vote for each share of Common Stock into which such holder's Series E Stock is convertible on the Record Date, calculated to the nearest whole share.

      If the accompanying proxy is properly completed, signed and returned prior to the Meeting, such shares will be voted in accordance with the instructions on the proxy or, in the absence of instructions as to any proposal, they will be voted in favor of proposals 1, 2, 3 and 4 as set forth in the accompanying Notice of Meeting.

      A stockholder may revoke a proxy at any time prior to exercise at the Meeting by (1) giving written notice of such revocation to the Company, (2) executing and delivering to the Company a later-dated proxy, or (3) attending the Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

      In case any nominee for election as a director is unable or unavailable to serve as a director when the election occurs, the persons named as proxies in the accompanying form of proxy may vote for a substitute nominee. The Company expects all nominees to be available and knows of no matters to be brought before the Meeting other than those described in this Proxy Statement. If, however, any other matters properly come before the Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person voting such proxies.

      The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock and Series E Stock outstanding on the Record Date and entitled to vote shall constitute a quorum. If a quorum is not present, the chairman of the Meeting or the holders of a majority of the shares entitled to vote who are present in person or represented by proxy at the Meeting have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally scheduled. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Broker non-votes will also count in determining whether a quorum is present. If a broker indicates on the proxy that it does not have discretionary authority or has not received voting instructions with respect to a particular item, those shares will not be considered as present and entitled to vote with respect to that matter.

      The affirmative vote of the holders of a plurality of the votes of the shares of Common Stock and Series E Stock, voting together as a single class, present or represented by proxy and entitled to vote, will be required to elect the directors (Proposal No.1). Accordingly, abstentions, broker non-votes and votes withheld for a nominee will not have any effect on the election of a director.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series E Stock entitled to vote at the Meeting, voting together as a single class, is required to approve the proposal to amend the Company's Certificate of Incorporation (Proposal No. 2).

      The affirmative vote of the holders of a majority of the votes of the shares of Common Stock and Series E Stock cast, voting together as a single class and excluding abstentions, shall be required to amend the Company's 1999 Equity Incentive Plan (Proposal No. 3), and to ratify the appointment of Altschuler, Melvoin and Glasser LLP as independent auditors of the Company for the fiscal year ending December 31, 2004 (Proposal No. 4).

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      Pursuant to the Company's Certificate of Incorporation and By-laws, each as amended to date, the Company's Board of Directors may consist of no fewer than three nor more than 15 directors, with the specific number to be authorized by the Board of Directors from time to time in its discretion. The Board of Directors is currently authorized to consist of four members. Each director holds office until his successor is elected and qualified, and directors need not be stockholders.

      Four directors are to be elected at the Meeting to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. All of the nominees are currently directors of the Company and have consented to being named in this Proxy Statement and to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. If a nominee becomes unable or unavailable to serve as a director at the time of the election, the persons named as proxies in the accompanying proxy may vote the proxy for a substitute nominee. Vacancies, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

      Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Meeting FOR the nominees set forth below.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                          THE ELECTION OF THE NOMINEES.

The Board of Directors and the Nominees

Name                       Offices and Positions, if any, Held with the Company             Age
----------------------     -------------------------------------------------------------   -----
Denis M. O'Donnell, M.D    President, Chief Executive Officer and Director of the Company   50

Peter P. Gombrich          Chairman of the Board and Executive Vice President               66

Alexander M. Milley        Director of the Company                                          51

John H. Abeles, M.D        Director of the Company                                          59


Nominees

      Denis M. O'Donnell, M.D. was elected President and Chief Executive Officer of the Company in February 2004 and has been a director of the Company since December 1998. From 1997 to 2003, he was a Managing Director of Seaside
Advisors, L.L.C. ("Seaside Advisors"), an investment advisor to Seaside Partners, L.P. ("Seaside Partners"), a fund specializing in small capitalization private placements. Prior to joining Seaside Advisors, Dr. O'Donnell was President of Novavax, Inc. ("Novavax"), a company engaged in the development of specialty biopharmaceutical products, from 1995 to 1997. Dr. O'Donnell currently serves as a director and Chairman of the Board of Directors of Novavax, and was Vice Chairman of its Board from 1999 to 2000. From 1997 to 1998, Dr. O'Donnell was a Senior Advisor to Novavax and from 1991 to 1995 served as a Vice President of that company. Prior to joining Novavax in 1991, Dr. O'Donnell was Director of the Clinical Research Center at MTRA, Inc., a company engaged as an investigator in human clinical trails. Dr. O'Donnell has been a director of ELXSI Corp. ("ELXSI") since 1996 and of Columbia Laboratories, Inc. since 1999. Dr. O'Donnell is a Fellow of the American College of Clinical Pharmacology.

      Peter P. Gombrich has been Chairman of the Board and a director of the Company since December 1998, is its current Secretary, and has been an Executive Vice President of the Company since February 2004. Mr. Gombrich was also Chief Executive Officer of Molecular from 1998 until his resignation in February 2004. Mr. Gombrich served as Chairman of the Board and Chief Executive Officer of InPath, L.L.C. ("InPath"), a bio-molecular medical testing company, since Mr. Gombrich founded that company in March 1998. InPath was acquired by Molecular in December 1998. In 1994, Mr. Gombrich founded AccuMed International, Inc. ("AccuMed"), a cytopathology products company, and served as Chairman, President and Chief Executive Officer of AccuMed until January 1998. From 1990 until he founded AccuMed in 1994, Mr. Gombrich was a consultant in the cytology and microbiology industries. From July 1985 until September 1989, Mr. Gombrich was President and Chief Executive Officer, and from July 1985 until November 1990 was Chairman of the Board, of CliniCom Incorporated, a bedside clinical information systems company, which he founded. In 1976, Mr. Gombrich co-founded St. Jude Medical, Inc., a life support medical device company, in which he served as Executive Vice President until 1980, when he became President of the pacemaker division of that company, serving in that position until 1982.

      Alexander M. Milley has been a director of the Company (including its predecessors) since 1989. Mr. Milley is currently President and Chairman of the Board of ELXSI, a holding company with subsidiaries operating in the restaurant and environmental inspection equipment industries. He is also President and Chairman of the Board of Azimuth Corporation ("Azimuth"), a holding company with subsidiaries operating in the trade show exhibit, retail environment design, and electrical components and fastener distribution industries. Mr. Milley was Chairman of the Board and Chief Executive Officer of Bell National Corporation ("Bell"), a predecessor of the Company, until December 1998 and was President of Bell from August 1990 until December 1998. Mr. Milley is the founder, President, sole director and majority stockholder of Milley Management, Inc. ("MMI"), a private investment and management-consulting firm. Mr. Milley is also the President and a director of Cadmus Corporation ("Cadmus"), a private investment and management-consulting firm, and a director and executive officer of Winchester National, Inc. ("Winchester"). Mr. Milley was Senior Vice
President-Acquisitions from December 1983 until July 1986 of the Dyson-Kissner-Moran Corporation, a private investment company.

      John H. Abeles, M.D. has been a director of the Company since May 1999. Dr. Abeles is President of MedVest, Inc., a venture capital and consulting firm he founded in 1980. He is also General Partner of Northlea Partners, Ltd. ("Northlea Partners"), a family investment partnership. Dr. Abeles was a senior medical executive at Sterling Drug Company, Pfizer, Inc. and Revlon Healthcare, Inc. and subsequently was a medical analyst at Kidder, Peabody & Co. Dr. Abeles is a director of a number of companies operating in the medical device and healthcare fields, including public companies I-Flow Corporation, Oryx Technology Corp., Encore Medical Corporation, and DUSA Pharmaceuticals, Inc.

Executive Officer

      Dennis L. Bergquist, 44, was appointed Chief Financial Officer of the Company in June 2003. Mr. Bergquist is a principal and founder of Bergquist & Bergquist, a financial consulting firm, established in 1990. Mr. Bergquist was Chief Financial Officer of DCNL Incorporated, a privately-held beauty supply manufacturer and distributor, from 1997 until its sale in 1998 to Helen of Troy, Inc. Mr. Bergquist is a licensed Certified Public Accountant in the State of California.

Relationships and Interests in Proposals

      There are no family relationships among any of the directors or executive officers (or any nominee therefor) of Molecular.

      Certain of the Company's directors and executive officers have an interest in Proposal 2 set forth in this Proxy Statement relating to the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company by 200,000,000 shares. Specifically, Messrs. Gombrich, Milley, and Bergquist and Dr. Abeles, or their associates or family members, beneficially own or are deemed to beneficially own shares of Common Stock or other securities of the Company that are convertible into or exercisable for shares of Common Stock, the instruments for which securities provide that such securities will not be issued, converted or exercised, as applicable, unless and until the Company's stockholders approve the amendment to the Company's Certificate of Incorporation set forth in Proposal 2 in this Proxy Statement. (See "Certain Relationships and Related Transactions" for further information.)

Board of Directors and Committee Information

      The Board of Directors held seven (7) meetings during the fiscal year ended December 31, 2003. No director attended fewer than 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors of which such director was a member.

      The Board of Directors of Molecular currently has a single standing committee, the Audit Committee. In addition to the descriptions below, please refer to the "Report of the Audit Committee" and the "Compensation" section included in this Proxy Statement.

      Audit Committee

      During fiscal year 2003, the Audit Committee consisted of three directors, Mr. Milley, Dr. O'Donnell and Mr. Robert C. Shaw, a former director of the Company, each of whom was a non-employee director and each of whom satisfied the definition of independent director as set forth in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Audit Committee, consisting of Mr. Milley and Dr. Abeles effective February 2004, acts pursuant to a written charter, which authorizes the committee's overview of the financial operations and management of the Company, including a required review process for all quarterly, annual, and special filings with the Securities and Exchange Commission ("SEC"), and meetings with the Company's independent auditors. A copy of the charter, as recently amended, is included as an appendix to this Proxy Statement and will be made available on the Company's website at www.molecular-dx.com. The Audit Committee met three times in 2003.

      Compensation Matters

      The Company does not have a compensation committee but, rather, the full Board of Directors participates in deliberations concerning executive compensation and establishes the compensation and benefit plans and programs of Molecular. See the "Compensation" section below.

      Nomination Matters

      The Board of Directors does not currently have a nominating committee or a committee performing similar functions. Given the size of the Company and the historic lack of director nominations by stockholders, the Board has determined that no such committee is necessary. Similarly, although the Company's By-laws contain procedures for stockholder nominations (which procedures have not been materially changed since the Company's last disclosure with respect thereto), the Board has determined that a formal policy regarding the consideration of director candidates recommended by stockholders is not required. The Company intends to review periodically both whether a more formal policy regarding stockholder nominations should be adopted and whether a nominating committee should be established. Until such time as a nominating committee is established, the full Board will participate in the consideration of candidates in accordance with the guidelines described herein. Each member of the Board is independent under applicable requirements, except for Mr. Gombrich and Dr. O'Donnell, each of whom is an executive officer of the Company. A description of the procedures for stockholder nominations and the desired qualifications of candidates, among other nominations matters, follows.

            Stockholder Nominations

      The Board will accept for consideration any candidate properly recommended by a stockholder; acceptance of a recommendation for consideration does not imply the Board will nominate the proposed candidate.

      Stockholders who wish to nominate qualified candidates to serve as directors of the Company may do so in accordance with the procedures set forth in the Company's By-laws. The By-laws provide that nominations of persons for election to the Board at a meeting of stockholders may be made (i) by or at the direction of the Board, or (ii) by any stockholder of the Company entitled to vote in the election of directors at the meeting and who complies with certain notice procedures.

      Such nominations, other than those made by or at the direction of the Board, must be made pursuant to timely notice in writing to the Secretary of the Company. In order to be considered timely, a stockholder's notice must be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company not less than 60 days prior to the first anniversary of the date of the mailing of the notice of the previous year's annual meeting of stockholders.

      However, if no annual meeting of stockholders was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after, such anniversary date, to be timely a stockholder's notice must be delivered, or mailed and received, not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which the date of such meeting has been first "publicly disclosed" by the Company. For purposes of the nominations procedures, "publicly disclosed" or "public disclosure" means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, or in a document publicly filed by the Company with the SEC.

      Any stockholder's notice must include the following information:

      o as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required under applicable securities laws (including Regulation 14A under the Securities Exchange Act of 1934, as amended), and such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected; and

      o as to the stockholder giving notice, the name and address, as they appear on the Company's books, of such stockholder and the class and number of shares of the Company which are beneficially owned by such stockholder.

      At the request of the Board, any person nominated by the Board for election as a director must furnish to the Company's Secretary the same information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to serve as a director, as well as a consent to be interviewed by the Board if the Board chooses to do so in its discretion and a consent to serve as a director if nominated and elected. Submissions received through this process will be forwarded to the Board for review. Only those nominees whose submissions comply with these procedures and who satisfy the qualifications determined by the Board for directors of the Company will be considered.

            Qualifications and Candidates

      When considering candidates, the Board strives to achieve a balance of knowledge, experience and accomplishment. While there are no set minimum requirements, a candidate should:

      o     be intelligent, thoughtful and analytical

      o     possess superior business-related knowledge, skills and experience

      o reflect the highest integrity, ethics and character, and value such qualities in others

      o     have excelled in both academic and professional settings

      o     demonstrate achievement in his or her chosen field

      o     be free of actual or potential conflicts of interest

      o     be familiar with regulatory and governance matters

      o have the ability to devote sufficient time to the business and affairs of the Company, and

      o demonstrate the capacity and desire to represent, fairly and equally, the best interests of the Company's stockholders as a whole.

      In addition to the above criteria (which may be modified from time to time), the Board may consider such other factors as it deems in the best interests of the Company and its stockholders and that may enhance the effectiveness and responsiveness of the Board and its committees. Finally, the Board considers a candidate's independence, financial sophistication and special competencies.

      The Board identifies potential candidates through referrals and recommendations, including by incumbent directors, management and stockholders, as well as through business and other organizational networks. The Board may retain and compensate third parties, including executive search firms, to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

      Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member's continuity of service and familiarity with the Company with that of obtaining a new perspective, and considering each individual's contributions, performance and level of participation, the current composition of the Board, and the Company's needs. If any existing members do not want to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Board meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval.

      The Board does not currently, and does not intend in the future, to differentiate between or alter the manner in which it evaluates candidates based on the constituency (including stockholders) that proposed the candidate.

Stockholder Communications

      It is the policy of the Board of Directors of Molecular to welcome communications from stockholders. Stockholders may send written communications to the entire Board or individual directors, addressing them to Molecular Diagnostics, Inc., 414 North Orleans Street, Suite 510, Chicago, Illinois 60610,
Attention: Chief Financial Officer. Communications by e-mail should be addressed to info@molecular-dx.com and marked "Attention: Chief Financial Officer" in the "Subject" field. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

      Recognizing that director attendance at the Company's annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it shall be the policy of the Board of Directors to strongly encourage, but not require, the members of the Board to attend such meetings.

Certain Relationships and Related Transactions

      During 2002, Mr. Gombrich repaid approximately $50,000 owed to Molecular at December 31, 2001 and loaned the Company an additional $127,000 in cash. During 2003, Mr. Gombrich continued to advance funds to the Company and in December 2003 he agreed to convert $305,667 in cash advances, un-reimbursed business expenses, and other amounts owed to him by the Company into a Bridge II Convertible Promissory Note. The terms of the note, including interest at the rate of 15% per annum and a conversion rate of $.15 per share of Common Stock, were identical to those of other Bridge II Convertible Promissory Notes issued by the Company. In March of 2004, Mr. Gombrich converted the principal amount of the note plus all accrued interest due as of the date of conversion into 2,113,987 shares of restricted Common Stock of the Company. During December 2003 and the first quarter ended March 31, 2004, Mr. Gombrich continued to advance funds to the Company and was owed $38,307 as of June 24, 2004. Mr. Gombrich is also owed unpaid salary of $262,500 for the period September 1, 2002 through February 15, 2004.

      In January of 2002, Mr. Prange, the former President, Chief Operating Officer and Chief Financial Officer of the Company, exercised options to purchase 250,000 shares of the Company's Common Stock at $0.3937 per share. In accordance with the terms of Mr. Prange's severance agreement, the Company waived the $98,425 exercise price of the options. On March 31, 2002, Mr. Prange exercised options to purchase an additional 111,000 shares of the Company's Common Stock at $0.3937 per share, and surrendered options to purchase 39,000 shares of Common Stock in lieu of payment of the exercise price.

      In May 2003, the Company issued a $15,000 Bridge II Convertible Promissory Note to Northlea Partners, of which Dr. Abeles is General Partner, in exchange for $15,000 cash. The terms of the note are identical to other Bridge II Convertible Promissory Notes issued by the Company.

      In April 2003, Molecular issued a $1,000,000 Convertible Promissory Note due April 2, 2004 to Suzanne M. Gombrich, the wife of the Company's former Chief Executive Officer and current Chairman, Peter Gombrich, in exchange for $1,000,000 in cash. The note bore interest at the rate of 12% per annum and was convertible into Common Stock at a conversion price of $0.10 per share. As additional consideration, the Company granted Ms. Gombrich a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $0.15 per share. Molecular further granted her a first priority security interest in all of its assets. In April 2004, in conjunction with the closing of a debt offering by the Company, the Convertible Promissory Note due Ms. Gombrich was paid in full and her first priority security interest in all the Company's assets was released. The payment on the $1,000,000 Convertible Promissory Note and $126,114 of accrued interest was in the form of $936,114 in cash and 1,900,000 shares of Common Stock of the Company, which shares may only be issued upon approval of Proposal 2 in this Proxy Statement relating to an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock. If, for any reason, such shares are not authorized and issued within 120 days from the original due date of the Convertible Promissory Note, Molecular is obligated to issue Ms. Gombrich an unsecured promissory note substantially in the form of the original note, in the principal amount of $190,000, plus interest accruing from the original due date at a rate of interest of 12% per annum. The new note would mature 12 months from the date of issuance, and Molecular would be required to make quarterly payments of interest only, with the principal plus all accrued and unpaid interest due and payable on the maturity date.

      In July 2003, Azimuth, of which Mr. Milley is President and Chairman of the Board of Directors, and Cadmus, of which Mr. Milley is President and a director, agreed to cancel seven warrants held by Azimuth and one warrant held by Cadmus, which entitled the holders to purchase a total of 3,125,000 shares of Common Stock at various exercise prices between $0.01 and $1.25 per share. The warrants, issued between December 1999 and August 2001, contained anti-dilution clauses which required Molecular to increase the number of shares of Common Stock the holders were entitled to purchase under the warrants by approximately 1,500,000 shares as of the date of the agreement, with commensurate adjustments in individual exercise prices so that gross proceeds to the Company from exercise of the warrants remained the same. These anti-dilution provisions could have required the Company to make additional adjustments in shares and exercise prices in the future based on the Company's issuance of debt or equity instruments at prices below the adjusted exercise prices of these warrants. In consideration for the parties' agreement to cancel these warrants, including their individual anti-dilution clauses, and the forgiveness of approximately $120,000 owed to Azimuth and Cadmus, Molecular agreed to issue a new five-year warrant entitling the holders to purchase 6,500,000 shares of Common Stock at an exercise price of $0.30 per share, which warrant is exercisable and the underlying shares of Common Stock issuable only upon approval of Proposal 2 in this Proxy Statement relating to an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company.

      On January 9, 2003, Monsun, AS ("Monsun") filed suit against Mr. Gombrich (United States District Court for the Northern District of Illinois Eastern Division (Case No. 03 C 0184)), claiming $500,000 plus consequential damages for failure to make payment in compliance with the terms of a personal guaranty signed by Mr. Gombrich in relation to Monsun's grant of an extension in the maturity date of a Convertible Promissory Note in the principal amount of $500,000 issued by Molecular on November 1, 2000. The note had an original maturity date of November 1, 2001, which was initially extended until January 31, 2002 and subsequently extended to April 1, 2002 and finally to July 31, 2002. Monsun granted the maturity date extensions in exchange for various warrants issued by the Company entitling the holder to purchase shares of Common Stock at various prices. In November 2002, the Board of Directors approved the issuance of 200,000 shares of Common Stock to Monsun to satisfy a default penalty clause in the guaranty. The terms of the guaranty required that Monsun receive registered shares of Common Stock; however, in order to comply with securities laws, the Company issued the shares of Common Stock to Monsun with a restrictive legend, which permits their sale only in compliance with Rule 144 of the Securities Act of 1933, as amended. In March 2004, Monsun obtained a judgment against Mr. Gombrich in the amount of $675,000 and is currently seeking to obtain an additional $545,000 to cover legal fees and costs incurred in enforcing the guaranty agreement. Since Mr. Gombrich's potential liability under the suit, including the failure to deliver registered shares of Common Stock, is the result of the failure of the Company to pay the principal amount of its Convertible Promissory Note when due, the Board of Directors has agreed that the Company will assume responsibility for Mr. Gombrich's obligations under the guaranty, including legal costs.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and holders of more than 10% of the outstanding shares of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC.

      Based solely on the Company's review of copies of such reports (and any amendments thereto) it has been furnished and any written representations that no other reports were required, the Company believes that with respect to fiscal 2003, all reports were timely filed except that Peter Gombrich has not filed six reports relating to open market purchases of Common Stock by Mr. Gombrich, the issuance to Mr. Gombrich of a note convertible into shares of Common Stock, and the conversion of shares of Series E Stock into shares of Common Stock by Mr. Gombrich, and certain transactions involving his wife, including the issuance to Ms. Gombrich of a note convertible into shares of Common Stock, the issuance to Ms. Gombrich of a warrant exercisable for shares of Common Stock, and the conversion by Ms. Gombrich of Series E Stock into shares of Common Stock.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Five Percent Holders - Common Stock

      The following table sets forth, as of June 24, 2004, certain information with respect to any person, including any group, who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company, including the name and address of such owner, the number of shares of Common Stock beneficially owned and the nature of such ownership, and the percentage such ownership is of the outstanding shares of Common Stock:

                                                  Amount and Nature of   Percent
 Name and Address of Beneficial Owner             Beneficial Ownership  of Class
 ------------------------------------             --------------------  --------
Alexander M. Milley(1) .........................   11,564,273            13.5%
     c/o Azimuth Corporation
     3600 Rio Vista Boulevard, Suite A
     Orlando, FL 32805

NeoMed Innovations, III, L.P.(2) ...............   10,305,130            12.2%
     8 Queensway House, Queen Street
     St. Helier
     Jersey, JE2 4WD, Channel Islands

Peter P. Gombrich(3) ...........................    9,426,808            12.1%
     414 N.Orleans Street, Suite 510
     Chicago, IL 60610

RS Investments(4) ..............................    8,405,249            11.3%
     388 Market Street, Suite 1700
     San Francisco, CA 94111

William J. Ritger(5) ...........................    7,244,988             9.5%
     623 Ocean Avenue
     Sea Girt, NJ 08750

Lantana Small Cap Growth LLC(6) ................    5,547,882             7.5%
     100 Goose Hill Road
     Cold Springs Harbor, NY 11724

Ventana Medical Systems, Inc(7) ................    3,922,877             5.0%
     3865 N. Business Center Dr.
     Tucson, AZ 85705
----------


      (1) Includes: (i) 833,571 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Mr. Milley; (ii) 282,881 shares owned by Cadmus, of which Mr. Milley is an executive officer, 1,627,508 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Cadmus, and 289,285 shares issuable to Cadmus under stock appreciation rights granted by the Company; (iii) 682,738 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Azimuth, of which Mr. Milley is a director and executive officer; (iv) 678,809 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by MMI, of which Mr. Milley is a director and executive officer; (v) 200,481 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Winchester, of which Mr. Milley is a director and executive officer; and (vi) 469,000 shares subject to options granted by the Company to Mr. Milley that are exercisable within 60 days. In July of 2003, Molecular agreed to cancel warrants held by Azimuth and Cadmus and issue a new five-year warrant entitling the holders to purchase 6,500,000 shares of Common Stock. The number of shares beneficially held by Mr. Milley include the shares issuable under this warrant. (See "Certain Relationships and Related Transactions" for additional details concerning this transaction.)

      (2) Includes: (i) 2,178,463 shares issuable upon conversion of Series B convertible preferred stock, including shares issuable upon payment of cumulative dividends; (ii) 7,066,667 shares issuable upon conversion of a Bridge II convertible promissory note, which is convertible at any time; and (iii) 1,060,000 shares issuable upon exercise of warrants granted by the Company that are exercisable within 60 days.

      (3) Includes: (i) 1,021,327 shares held by Mr. Gombrich's wife as the result of the conversion of Series E Stock, including shares issuable upon payment of cumulative dividends; (ii) 1,000,000 shares issuable upon exercise of a warrant granted by the Company to Mr. Gombrich's wife, which is exercisable within 60 days; and (iii) 520,000 shares subject to options granted by the Company to Mr. Gombrich that are exercisable within 60 days. In April 2004, Molecular paid $936,114 in cash and issued 1,900,000 shares of Common Stock in settlement of the principal and accrued interest due on a convertible promissory note held by Mr. Gombrich's wife, which shares are included in the number of shares beneficially held by Mr. Gombrich. Mr. Gombrich disclaims beneficial ownership of the shares held by his wife.

      (4) As reported on Schedule 13G filed with the SEC on March 12, 2004, as supplemented. Includes 4,469,920 shares allocated to RS Diversified Growth Fund, 734,781 allocated to The Paisley Fund L.P. and 3,200,548 allocated to The Paisley Pacific Fund, for which funds RS Investment Management, L.P. and RS Growth Group LLC, both registered investment advisers controlled by RS Investment Management Co. LLC, serve as investment advisers with the power to exercise voting power or investment power, or both. RS Investment Management Co, LLC, RS Investment Management, L.P. and RS Growth Group LLC (collectively, "RS Investments") are deemed to be the beneficial owner of the securities for reporting purposes but RS Investments expressly disclaims beneficial ownership of such shares.

      (5) Includes: (i) 310,394 shares issuable upon conversion of Series C convertible preferred stock, including shares issuable upon payment of cumulative dividends; (ii) 1,674,998 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends; and (iii) 1,647,077 shares owned by Seaside Partners, L.P., of which Mr. Ritger is a General Partner.

      (6)   As reported on Schedule 13D filed with the SEC on May 11,
                  2004.

      (7) Includes (i) 2,172,877 shares issuable upon conversion of Series D convertible preferred stock, including shares issuable upon payment of cumulative dividends; and (ii) 1,750,000 shares issuable upon exercise of warrants granted by the Company.

Management - Common Stock

      The following table sets forth, as of June 24, 2004, certain information concerning the ownership of Common Stock of each (i) director, (ii) nominee,
(iii) executive officer named in the Summary Compensation Table hereof and referred to as the "Named Executive Officers," and (iv) all directors and Named Executive Officers of the Company as a group.

                                                                      Amount and Nature of      Percent
Name of Beneficial Owner                                              Beneficial Ownership      Of Class
------------------------                                              ---------------------     --------
Peter P. Gombrich(1)...................................................      9,426,808           12.1%
Alexander M. Milley(2).................................................     11,564,273           13.5%
John Abeles, M.D.(3)...................................................        911,289            1.2%
Denis M.O'Donnell, M. D.(4)...........................................         469,000              *%
Dennis L. Bergquist ...................................................         75,000              *%
Stephen G. Wasko(5)....................................................              0              --
All directors and Named Executive Officers as a group (6 persons)......     22,446,370           25.5%


----------
* Less than one percent of the Common Stock outstanding.

      (1) Includes: (i) 1,021,327 shares held by Mr. Gombrich's wife as the result of the conversion of Series E Stock, including shares issuable upon payment of cumulative dividends; (ii) 1,000,000 shares issuable upon exercise of a warrant granted to Mr. Gombrich's wife, which is exercisable within 60 days; and (iii) 520,000 shares subject to options granted by the Company to Mr. Gombrich that are exercisable within 60 days. On April 2, 2004, Molecular paid $936,114 in cash and issued 1,900,000 shares of Common Stock in settlement of the principal and accrued interest due on a convertible promissory note held by Mr. Gombrich's wife, which shares are included in the number of shares beneficially held by Mr. Gombrich. Mr. Gombrich disclaims beneficial ownership of the shares held by his wife. (See "Certain Relationships and Related Transactions" for additional details concerning this transaction.)

      (2) Includes: (i) 833,571 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Mr. Milley; (ii) 282,881 shares owned by Cadmus, of which Mr. Milley is a director and executive officer, 1,627,508 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Cadmus, and 289,285 shares issuable to Cadmus under stock appreciation rights granted by the Company; (iii) 682,738 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Azimuth, of which Mr. Milley is a director and executive officer; (iv) 678,809 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by MMI, of which Mr. Milley is a director and executive officer; (v) 200,481 shares issuable upon conversion of Series E, including shares issuable upon payment of cumulative dividends, held by Winchester National, of which Mr. Milley is a director and executive officer; and (vi) 469,000 shares subject to options granted by the Company to Mr. Milley that are exercisable within 60 days. In July of 2003, Molecular agreed to cancel warrants held by Azimuth and Cadmus and issue a new five-year warrant entitling the holders to purchase 6,500,000 shares of Common Stock. The number of shares beneficially held by Mr. Milley include the shares issuable under this warrant. (See "Certain Relationships and Related Transactions" for additional details concerning this transaction.)

      (3) Includes: (i) 183,831 shares owned by Northlea Partners, of which Dr. Abeles is General Partner; (ii) 87,500 shares underlying warrants granted by the Company to Northlea Partners; (iii) 100,000 shares issuable upon conversion of a Bridge II convertible promissory note held by Northlea Partners; (iv) 70,958 shares issuable upon warrants granted upon conversion of a Bridge I convertible promissory note held by Northlea Partners; and (v) 469,000 shares issuable upon exercise of options granted by the Company to Dr. Abeles, which are exercisable within 60 days. Dr. Abeles disclaims beneficial ownership of all shares owned by, or issuable to, Northlea Partners except 4,422 shares, which shares are attributable to his 1% interest in Northlea Partners as General Partner.

      (4) Includes 469,000 shares issuable upon the exercise of options granted by the Company to Dr. O'Donnell.

      (5) Mr. Wasko resigned as President and Chief Operating Officer of the Company in January 2003.

Series E Stock

      The following table sets forth, as of June 24, 2004, certain information with respect to (i) any person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Series E Stock, (ii) each director, nominee, or Named Executive Officer who owns Series E Stock, and (iii) Named Executive Officers and directors as a group, including the name and address of such owner, the number of shares of Series E Stock beneficially owned and the nature of such ownership, and the percentage such ownership is of the outstanding shares of Series E Stock:

                                                  Amount and Nature of  Percent
Name and Address of Beneficial Owner(1)          Beneficial Ownership  of Class
---------------------------------------         ---------------------- --------

Alexander M. Milley(2)...............................   119,324          45.8%
     Azimuth Corporation
     3600 Rio Vista Boulevard, Suite A
     Orlando, FL 32805
William J. Ritger(3).................................    49,680          19.1%
     623 Ocean Avenue
     Sea Girt, NJ 08750
All directors and Named Executive Officers as a group
     (6 persons).....................................   119,324          45.8%



      (1) Other than as set forth above with respect to ownership of Series E Stock, no director or Named Executive Officer of the Company owns any shares of any other series of preferred stock of the Company.

      (2) Includes: (i) 48,271 shares owned by Cadmus; (ii) 20,250 shares owned by Azimuth; (iii) 20,133 shares owned by MMI; and (iv) 5,946 shares owned by Winchester National. Converts into an aggregate 4,023,107 shares of Common Stock, including shares issuable upon payment of cumulative dividends.

      (3) Converts into 1,674,998 shares of Common Stock, including shares issuable upon payment of cumulative dividends.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors is comprised of at least two members, each of whom is a non-employee director and satisfies all applicable independence requirements. The Audit Committee's duties and responsibilities, summarized below, are more fully set forth in the committee's charter (as amended and restated), a copy of which is included as an appendix to this Proxy Statement and which will be made available on the Company's website at www.molecular-dx.com.

      The Audit Committee oversees the Company's accounting and financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the preparation and integrity of the financial statements and reporting processes, including the systems of internal controls for the Company. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company's audited financial statements, including the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the Company's financial statements.

      The Audit Committee also reviewed and discussed with the Company's independent auditors, Altschuler, Melvoin and Glasser LLP, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company's accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In particular, the Audit Committee has discussed with the auditors those matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as currently in effect, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee has also received the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (as currently in effect) relating to the accountant's independence from the Company and its related entities, discussed with the accountants their independence from the Company, and considered the compatibility of the accountants' provision of non-audit services with maintaining the accountants' independence.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the SEC. The Audit Committee has also selected, subject to stockholder ratification, Altschuler, Melvoin and Glasser LLP as the Company's independent auditors for the year ending December 31, 2004.

      The Audit Committee pre-approved all audit and permissible non-audit services provided to the Company by its independent auditors during fiscal 2003. It is the Audit Committee's policy to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company's outside auditor in order to ensure that the provision of such services does not impair the auditor's independence, in appearance or fact.

                                        Audit Committee
                                        Alexander M. Milley, Chairman
                                        John H. Abeles, M.D.

                                  COMPENSATION

Compensation of Directors

      The Company compensates its non-management directors through the annual grant of options to purchase shares of Common Stock. The options are typically granted at the first meeting of the Board following the annual meeting of stockholders. The exercise price of the options is set at the fair market value determined by the closing price of the Common Stock as reported on the Over-the-Counter Bulletin Board on the date of grant. Non-management directors were granted 250,000 options each with an exercise price of $.20 per share in January 2004 for the year 2003. Non-management directors were not granted options for the year 2002. The Company also reimburses directors for reasonable expenses incurred in connection with their attendance at meetings of the Board of Directors. For information relating to shares of the Company owned by each of the directors, see the "Security Ownership of Certain Beneficial Owners and Management" table included in this Proxy Statement. For information concerning the compensation of directors who are also officers of the Company, see the "Summary Compensation Table" below.

Summary Compensation Table

      The following table sets forth the cash and non-cash compensation paid during each of the last three fiscal years to (i) each of the individuals who served as the Company's Chief Executive Officer during the last completed fiscal year, (ii) the other most highly compensated individual who was serving as an executive officer of the Company at the end of the last completed fiscal year, and (iii) one former executive officer (together, the "Named Executive Officers").

                                                                                               Long-Term
                                                                                             Compensation(1)
                                                                                            ---------------
                                                         Annual Compensation          Securities
                                                ------------------------------------  Underlying
Name and Principal Position             Year       Salary       Bonus      Other(2)    Options      Other
----------------------------------     -------  ----------   ----------   ----------  ---------    -------
Peter P. Gombrich(3) ..............     2003     $240,000     $     0     $    0           0             0
     Chairman of the Board and ....     2002     $200,000     $     0     $    0           0             0
     Former Chief Executive Officer     2001     $247,000     $     0     $9,000     150,000             0

Stephen G. Wasko(4) ...............     2003     $      0     $     0     $    0           0             0
     Former President and .........     2002     $ 85,161     $13,750     $    0           0             0
     Chief Operating Officer ......     2001     $      0     $     0     $    0           0             0

Dennis L. Bergquist(5) ............     2003     $ 87,500     $     0     $    0           0             0
     Chief Financial Officer ......     2002     $      0     $     0     $    0           0             0
           ........................     2001     $      0     $     0     $    0           0             0


----------

      (1) Molecular does not have a long-term compensation program that includes long-term incentive payouts or other forms of long-term compensation. Any amounts included for long-term compensation represent the number of shares that may be acquired pursuant to options granted in the particular year.

      (2) The employment agreement of Mr. Gombrich provides that he was to receive a monthly automobile allowance of $750.

      (3) Mr. Gombrich resigned as Chief Executive Officer effective February 2004 and is currently Secretary and an Executive Vice President of the Company and Chairman of the Board. Mr. Gombrich did not draw any cash salary, cash bonus payments, or cash car allowance from September 1, 2002 through December 31, 2002 and continued to refrain from drawing any cash compensation for the first five months of 2003. In conjunction with the Company's debt restructuring in 2003, Mr. Gombrich agreed to forgo $50,000 of unpaid compensation due to him at December 31, 2002. He also agreed to reduce his then-current salary and to forgo any salary increases due under his employment agreement, automobile allowances, and incentive compensation for 2002 and 2003. Mr. Gombrich is owed unpaid salary of $262,500 for the period September 1, 2002 through February 15, 2004.

      (4) Mr. Wasko was appointed President and Chief Operating Officer in June 2002 and resigned those positions in January 2003. Mr. Wasko did not draw any cash salary or cash bonus payments from September 1, 2002 through his date of resignation in January 2003. Mr. Wasko has filed a claim with the Illinois Department of Labor seeking unpaid compensation due to him for this period.

      (5)   Mr. Bergquist was appointed Chief Financial Officer in June 2003.

Stock Options

      There were no options to purchase shares of the Company's Common Stock or stock appreciation rights (whether freestanding or in tandem with stock options) granted to the Company's Named Executive Officers during 2003, and no Named Executive Officer exercised options or stock appreciation rights during that period.

      The following table sets forth information with respect to the fiscal year-end value of unexercised stock options and stock appreciation rights held by the Named Executive Officers.

Fiscal Year-End Option/SAR Values

                                            Number of Securities         Value of Unexercised
                                           Underlying Unexercised            In-The-Money
                                               Options/SARs                  Options/SARs
                                            At Fiscal Year End            At Fiscal Year End
                                          -------------------------    --------------------------
Name                                      Exercisable  Unexercisable   Exercisable   Unexercisable
-----                                    ------------  -------------   ------------  -------------
Peter P. Gombrich(1)..................     270,000         80,000            0            0



      (1) Options granted to Mr. Gombrich during 2000 vest at the rate of 20% per year beginning on May 23, 2001, and have an exercise price of $2.75 per share. Options granted to Mr. Gombrich during 2001 are options for 100,000 shares that vest at the rate of 33% per year beginning February 22, 2001 with an exercise price of $1.6875, and options for 50,000 shares that vested on July 25, 2001 with an exercise price of $1.01. Mr. Gombrich was also granted options to purchase 250,000 shares of Common Stock with an exercise price of $0.20 in January 2004, which options vested immediately; such options are not included in the fiscal year-end table above.

Employment   Agreements  and   Termination   of  Employment;   Change-in-Control
Arrangements

      Mr. Gombrich is currently employed as Chairman of the Board, Secretary and Executive Vice President of the Company and was employed as Chief Executive Officer of the Company pursuant to an employment agreement (the "Gombrich Agreement") with InPath dated May 1, 1998. The Gombrich Agreement was amended on December 4, 1998 to reflect changes related to the acquisition of InPath by Molecular. Under the Gombrich Agreement, Mr. Gombrich received annual compensation consisting of a base salary, a bonus determined at the discretion of the Board of Directors, and a monthly automobile allowance of $750. Mr. Gombrich's base salary was to be increased at the discretion of the Board of Directors. His base salary was $225,000 in 2000 and $250,000 in 2001 and 2002. In conjunction with the Company's restructuring in 2003, Mr. Gombrich agreed to reduce his then-current base salary and to forgo salary increases, bonus compensation, and the monthly automobile allowance for 2002 and 2003. Mr. Gombrich also agreed to forgo $50,000 in accrued an unpaid compensation due to him for 2002. The Gombrich Agreement had an initial term of three years, beginning May 1, 1998 and ending April 30, 2001. Thereafter, the Gombrich Agreement provided for automatic renewals for consecutive terms of two years unless either Mr. Gombrich or the Company elected not to renew. For two years following such termination, Mr. Gombrich may not participate in a business that substantially and directly competes with the Company.

      The Gombrich Agreement also provides for severance payments in the event of a "change of control" or for "good reason." A change of control is deemed to have occurred if, among other things:

      o the Company sells or disposes of (in any transaction or series of related transactions) business operations that generated two-thirds of its consolidated revenues immediately prior thereto, determined on the basis of the Company's four most recently completed fiscal quarters;

      o the Company files a report or proxy statement with the SEC pursuant to the Exchange Act disclosing, in response to Form 8-K or Schedule 14A, that a change in control of the Company may have occurred or may occur pursuant to any then-existing contract or transactions;

      o any other transaction or series of related transactions occurs that has substantially the effect of a transaction specified in any of the preceding clauses; or

      o Mr. Gombrich is terminated by the Company or removed from his office or position without cause within ninety (90) days before a change of control occurs.

If, following the occurrence of a change of control, the Company terminates the Gombrich Agreement without cause or Mr. Gombrich resigns for "good reason," he is entitled to receive a lump sum severance payment equal to three times his "base amount," which is defined as his annual base salary in effect immediately prior to the termination of the agreement, plus the highest incentive compensation paid to him in any of the two consecutive annual incentive compensation periods ending immediately prior to the termination of the agreement, plus the monthly automobile allowance he is entitled to receive multiplied by 12.

      "Good reason" means the occurrence of any of the following:

      o the assignment of duties that are materially inconsistent with Mr. Gombrich's position, duties and status as contemplated by the agreement, without his express written consent;

      o any action by the Company that results in a material adverse change in the nature or scope of the position, duties, authorities, responsibilities or functions of Mr. Gombrich as contemplated by the agreement, except for strategic reallocations of the personnel reporting to him;

      o Mr. Gombrich's base annual salary, as may be increased from time to time, is reduced, his right to participate in any policy, plan, program or arrangement is changed or terminated, or his right to benefits of the type referred to in the agreement is changed, terminated or denied;

      o the Company relocates its principal executive offices, or requires Mr. Gombrich to change his principal location of work to any location that is more than 50 miles from his principal location of work on the effective date of the agreement, or requires him to travel away from his office in the course of discharging his responsibilities or duties significantly more (in terms of either consecutive days or aggregate days in any calendar year) than was required of him prior to the effective date of the agreement, in either case without Mr. Gombrich's prior written consent;

      o Mr. Gombrich is not re-elected or is removed as a member of the Board of Directors; or

      o without limiting the generality or effect of the foregoing, the Company fails to comply with any of its obligations in any material respect.

      If Mr. Gombrich is terminated without cause or resigns for good reason, and no change of control has occurred, he is entitled to receive a severance payment equal to two times his base amount (as defined above). In addition, the Company must continue to provide, at no cost to Mr. Gombrich, basic employee group benefits that are welfare benefits, but not pension, retirement or similar compensatory benefits, for Mr. Gombrich and his dependents that are substantially similar to those they were receiving or to which they were entitled immediately prior to the termination of the agreement for the lesser of one year after termination or until Mr. Gombrich secures new employment. Further, the Company is obligated to pay or reimburse Mr. Gombrich for the costs and expenses of any executive outplacement firm he selects up to a maximum of $20,000 and provided he provides Molecular with reasonable documentation of his outplacement costs and expenses.

PROPOSAL NO. 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

      On June 14, 2004 the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation (as amended to date, the "Certificate of Incorporation") to increase the number of authorized shares of Common Stock of the Company by 200,000,000 shares from 100,000,000 to 300,000,000 shares.

      On June 24, 2004, the Company had an aggregate 74,334,760 shares of the Common Stock issued and outstanding. Also on that date, the Company had an aggregate 5,700,000 shares of Common Stock reserved for issuance under the Company's 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan and an additional 84,430,205 shares of Common Stock underlying outstanding warrants, options and convertible promissory notes. In addition, the Company had 1,378,858 shares of convertible preferred stock that, if converted, would require the issuance of an aggregate 14,798,032 shares of Common Stock.

      The increase in the number of authorized shares of Common Stock will permit the Company to reserve for issuance, or issue, shares of its Common Stock it is currently obligated to reserve or issue but is unable to do so because of an insufficient number of authorized shares. Further, upon approval, the additional shares would be available for issuance by the Board of Directors without the delay and expense of further stockholder approval at such time or times and for such proper corporate purposes as the Board may in the future deem advisable. Shares of Common Stock and preferred stock convertible into shares of Common Stock or other equity securities of the Company may be issued if, and when, the Board determines it to be in the best interest of Molecular to do so, which may include issuances to (i) obtain funds through the sale of common or convertible preferred stock; (ii) purchase technology licensing fees; (iii) cover expenses associated with research and development; (iv) pay general and administrative costs; (v) acquire companies; (vi) create strategic alliances;
(vii) reserve shares for the 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan; or (viii) for other appropriate corporate purposes. Unless required by applicable law, Molecular's Certificate of Incorporation or its By-Laws, it is not anticipated that the future vote of stockholders will be required prior to the issuance of Common Stock or convertible preferred stock. The Company will issue from the increased pool of shares, at least in part, Common Stock in connection with presently outstanding warrants to purchase Common Stock, presently outstanding notes convertible into Common Stock, the Company's stock option plans and option grants, and an agreement to issue shares of Common Stock in connection with the repayment of a note. In addition, given the financial condition of the Company, the Company will need to raise capital prior to the end of the year. In the event that the Company raises such capital through the issuance of shares of Common Stock or securities convertible into or exchangeable for such shares, the Company will use a portion of the shares authorized for that purpose. The Company has no present intention or plans to issue shares of Common Stock for any purpose other than as described herein.

      The availability of authorized but unissued shares of Common Stock might be deemed to have the effect of preventing or discouraging an attempt by another person to obtain control of the Company, because the additional shares could be issued by the Board of Directors, which could dilute the stock ownership of such person. In addition, the Company's Certificate of Incorporation authorizes the issuance of "blank check" convertible preferred stock with the designations, rights and preferences as may be determined from time to time by the Board of Directors. Accordingly, the Board of Directors is empowered, without stockholder approval, to issue convertible preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our Common Stock. The issuance of convertible preferred stock could discourage, delay or prevent a change in control of the Company and also may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though the transaction might be economically beneficial to the Company and its stockholders. This proposal is not being proposed in response to a known effort to acquire control of the Company.

      The additional shares of Common Stock to be authorized by adoption of the amendment to the Certificate of Incorporation would have rights identical to the current issued and outstanding shares of Common Stock of the Company. Adoption of the proposed amendment would not affect the rights of the holders of Common Stock. Like existing holders, holders of shares of Common Stock issued following adoption of the proposed amendment would not be entitled to pre-emptive rights with respect to any future issuances of Common Stock or convertible preferred stock, and such issuances would reduce the proportionate ownership interest in Molecular that each holder had immediately prior to the issuance. The Company has never paid a cash dividend on its Common Stock and does not anticipate paying cash dividends for the foreseeable future. Molecular intends to reinvest any funds that might otherwise be available for the payment of dividends in further development of its business.

      If approved by the stockholders, the amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which filing is expected to take place shortly after the Meeting.

      Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares which are entitled to vote at the Meeting. Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Meeting FOR the approval of the amendment.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
          THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

     PROPOSAL NO. 3 - AMENDMENT TO THE COMPANY'S 1999 EQUITY INCENTIVE PLAN

      On June 14, 2004, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's 1999 Equity Incentive Plan (as amended to date, the "Equity Incentive Plan" or "Plan"), a copy of which is included as an appendix to this Proxy Statement, to increase the number of shares reserved for issuance under the Plan from 5,500,000 to 20,000,000 shares. Specifically, the amendment replaces the number "5,500,000" in Section 4.1 of the Plan with the number "20,000,000." As of May 31, 2004, Molecular had granted 2,250,981 incentive stock options, 1,936,334 nonqualified stock options, and 495,000 restricted stock awards under the Plan, which, if exercised or converted, would result in the issuance of 4,682,315 shares of Common Stock.

      The purpose of the Equity Incentive Plan is to benefit the Company by enabling it to offer to certain present and future executives, key personnel, directors and consultants stock-based incentives and other equity interests in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging them to continue in its service. The Board believes that the Plan is of substantial benefit to the Company and its stockholders because it allows the Company to attract, retain and reward its key employees in a manner that closely aligns the interests of management with the interests of stockholders.

      The following is a brief summary of certain provisions of the Plan and a brief and general description of the U.S. Federal income tax treatment applicable to the receipt of stock options under the Plan. This description is qualified in its entirety by the Plan, the text of which is attached to this Proxy Statement as an appendix. The following is intended to be a summary only, and does not purport to be a complete statement of the principal terms of the Plan.

Summary of the Plan

      General. The Equity Incentive Plan allows the Company to grant awards of incentive stock options, nonqualified stock options, restricted stock (subject to time-based or performance-based vesting), stock appreciation rights (either freestanding or in tandem with stock options), performance shares and performance units. The stated objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Plan participants to those of the Company's stockholders; to provide Plan participants with an incentive for excellence in individual performance; to promote teamwork among participants; and to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants who make significant contributions to the Company's success and allow them to share in such success. The Plan became effective June 1, 1999 and will remain effective until all shares subject to the Plan have been purchased or acquired; provided, that in no event may any award be granted under the Plan on or after May 31, 2009.

      Administration. The Equity Incentive Plan is administered by the Compensation Committee of the Board (the "Committee") consisting of not less than two directors who meet the "outside director" requirements of Rule 16b-3 of the Exchange Act and the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or by any other committee appointed by the Board whose members meet such requirements. Except as limited by applicable law, the Plan itself or the Company's Certificate of Incorporation or By-laws, the Committee has the power to determine who will participate in the Plan, as well as the size and types of awards and the terms and conditions of awards; construe and interpret the Plan; and establish, amend or waive rules and regulations for the Plan's administration.

      The maximum number of shares currently authorized for issuance under the Plan is 5,500,000, which number will be increased to 20,000,000 shares of Common Stock upon approval of Proposal 3 relating to the amendment to the Plan. Shares issued under the Plan may be either authorized and unissued shares, treasury shares or any combination thereof. If any award granted under the Plan is canceled, terminates, expires or lapses for any reason (with the exception of the termination of a tandem stock appreciation right upon exercise of the related option, or the termination of a related option upon exercise of the corresponding tandem stock appreciation right), any shares subject to such award will again be available for the grant of an award under the Plan. The foregoing notwithstanding, the aggregate number of shares that may be issued under the Plan upon the exercise of incentive stock options will not be increased when restricted stock or other shares are forfeited. In the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, or other distribution of stock or property of the Company, any reorganization, or any partial or complete liquidation of the Company, the Committee may make an appropriate adjustment in the number and class of shares available for awards and the number and class of and/or price of shares subject to outstanding awards, to prevent dilution or enlargement of rights.

      Eligibility. Awards under the Equity Incentive Plan may be made to consultants, officers, non-employee directors, and certain key employees of the Company and its affiliated entities and majority-owned subsidiaries. The maximum number of shares subject to options that may be granted in a single fiscal year to an individual currently is 500,000. The maximum number of shares of restricted stock intended to qualify for the performance-based exception to the tax-deductibility limitations under Code Section 162(m) issuable in a single fiscal year to an individual currently is 400,000. The maximum payout with respect to awards of performance shares or performance units intended to comply with the performance-based exception that may be granted in a single fiscal year to an individual currently is the fair market value of 400,000 shares.

      The Committee has the discretion, within certain prescribed limits set forth in the Plan, to specify the extent to which participants have the right to exercise or receive awards following termination of the participant's employment or consulting arrangement with the Company, or in the event of violation of any duty not to compete with the Company. The Committee may also require or permit a participant to defer receipt of the payment of cash or delivery of shares that would otherwise be due upon exercise of an option or the satisfaction of any restrictions or performance requirements.

      Exercise Price. The exercise price of stock options granted under the Equity Incentive Plan is determined by the Committee, but it may not be less than 100% of the fair market value of the stock on the date the option is granted. "Fair market value" is determined on the basis of the average of the closing bid and asked prices for the Company's Common Stock on the Over-the-Counter Bulletin Board over the 10 preceding trading days, unless the Common Stock has become listed on the Nasdaq SmallCap Market or a comparable market system, in which case it is determined on the basis of the closing sale price of the Common Stock. Subject to applicable law, the full exercise price must be paid at the time of exercise either in cash, by tendering previously acquired shares, by withholding shares, or by a combination of the foregoing. The Committee may also allow cashless exercises as permitted by law.

      Vesting and Termination. Options granted under the Equity Incentive Plan expire at such time as the Committee determines, but not later than the 10th anniversary of the date of grant. Options granted under the Equity Incentive Plan are exercisable at such times and are subject to such restrictions and conditions as the Committee approves, which need not be the same for each grant or for each participant. The Committee may impose such restrictions on shares acquired upon the exercise of an option as it deems advisable.

      Stock Appreciation Rights. The Committee may grant stock appreciation rights at any time it determines, and has complete discretion in determining the number of stock appreciation rights to be granted to each participant and in determining the terms and conditions pertaining to the stock appreciation rights, subject to the provisions of the Equity Incentive Plan. The grant price of a freestanding stock appreciation right shall equal the fair market value of a share on the date of grant; the grant price of tandem stock appreciation rights shall equal the option price of the related option. Freestanding stock appreciation rights may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes. Tandem stock appreciation rights may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A tandem stock appreciation right may be exercised only with respect to the shares for which its related option is then exercisable.

      Restricted Stock Awards. Grants of restricted stock may be made by the Committee, subject to the terms and provisions of the Equity Incentive Plan, at any time and in such amounts as the Committee determines. Each such grant shall be subject to a period of restriction, and may be subject to other restrictions, including but not limited to restrictions based on the achievement of specific performance goals and time-based restrictions on vesting. Voting rights and rights to receive dividends or other distributions may be determined by the Committee.

      Performance Units and Performance Shares. Grants of performance units and performance shares may be granted in such amounts and upon such terms and at such times as shall be determined by the Committee, subject to the terms of the Equity Incentive Plan. Each performance unit shall have an initial value that is established by the Committee at the time of grant. Each performance share shall have an initial value equal to the fair market value of a share on the date of grant. The Committee has the power to set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of performance units/shares that will be paid out to a participant.

      Change in Control. Under the Equity Incentive Plan, upon a "change in control" of the Company, options and stock appreciation rights become immediately exercisable and remain exercisable throughout their entire term, any period of restriction and other restrictions imposed on restricted stock that are not performance-based lapse, and the target payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units and performance shares are deemed to have been fully earned for the entire performance period as of the effective date of the change in control; in addition, the vesting of such awards are accelerated as of the effective date of the change in control. For purposes of the Plan, a "change in control" of the Company is deemed to have occurred as of the first day that any one or more of the following conditions have been satisfied:

      o the "beneficial ownership" of securities representing more than 33% of the combined voting power of the Company is acquired by any "person" as defined in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

      o the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation; or

      o during any period of three consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).

      Amendments and Modifications The Board may, at any time and from time to time, alter, amend, suspend or terminate the Equity Incentive Plan in whole or in part, subject to any requirement of stockholder approval imposed by any applicable law, rule or regulation. No amendment, modification or termination of the Equity Incentive Plan shall adversely affect in any material way any award previously granted under the plan without the written consent of the holder of the award.

Federal Income Tax Consequences

      The federal income tax consequences of the issuance and exercise of options under the Equity Incentive Plan depend on the nature of the options granted. Under the applicable provisions of the Code, no tax is payable by the recipient of a nonqualified option at the time of grant. Upon exercise of a nonqualified option, the excess of the fair market value of the shares with respect to which the option is exercised over the total option price of such shares is treated for federal tax purposes as ordinary income. Any profit or loss realized on the sale or exchange of any share actually received is treated as a capital gain or loss. The Company is entitled to deduct the amount, if any, by which the fair market value on the date of exercise of the shares with respect to which the option was exercised exceeds the exercise price.

      With respect to an incentive stock option ("ISO"), generally, no taxable gain or loss is recognized when the option is exercised (if the appreciation rights election is not made). Generally, upon exercise of an ISO, the difference between the fair market value and the exercise price is an item of tax preference for purposes of the alternative minimum tax. If the shares acquired upon the exercise of an ISO are held for at least one year, any gain or loss realized upon their sale are treated as long-term capital gain or loss. The Company would not be entitled to a deduction. If the shares are not held for the one-year period, ordinary income is recognized in an amount equal to the difference between the amount realized on the sale and the price paid for the shares to the extent the exercise price exceeded the grant price. Remaining gain, if any, would be capital gain. The Company is entitled to a deduction equal to the amount of any ordinary income so recognized. If the shares are not held for the one-year period and the amount realized upon sale is less than the grant price, such difference is a capital loss.

New Plan Benefits

      Future options grants, if any, that will be made to eligible participants in the Plan are subject to the discretion of the Committee and, therefore, are not determinable at this time, except that the Company has agreed to issue options to purchase approximately 680,000 shares to Dr. O'Donnell, its Chief Executive Officer and President, pursuant to the increased pool of shares, subject to stockholder approval as set forth herein. The Company expects that each award will be made at an exercise price equal to the fair market value of the Common Stock on the day of grant. The value of each such award will depend on the market value of the Common Stock on the day of exercise and therefore cannot be determined or estimated at this time. On June 24, 2004, the closing bid and asked prices of a share of Common Stock on the Over-the-Counter Number of securities Bulletin Board, as reported to be issued upon Weighted average by the National Quotation exercise of exercise price of Number of securities Bureau, were $.19 and $20, respectively.

Equity Compensation Plan Information

      In addition to the Equity Incentive Plan proposed to be amended, the Company maintains one other equity compensation plan, the 1999 Employee Stock Purchase Plan (the "Purchase Plan"), which was approved by the Company's stockholders. The purpose of the Purchase Plan is to provide eligible employees of the Company with the opportunity to increase their stake in the success of the Company by buying Common Stock from the Company on favorable terms and paying for the purchases through periodic payroll deductions. The Board believes that by giving employees a stake in the success of the Company, the Purchase Plan provides employees an increased incentive to work for the Company's success and thereby benefit the Company's shareholders.

      The  following  table  presents  information  about  both the Plan and the
Purchase   Plan,  as  well  as  equity   compensation   plans  not  approved  by
stockholders, each as of December 31, 2003.

                                                     Number of securities
                                                      to be issued upon        Weighted average
                                                     exercise of outstanding   exercise price of     Number of securities
                                                     options, warrants and    outstanding options     remaining available
Plan Category                                              rights             warrants and rights     for future issuance
--------------                                       ---------------------------------------------------------------------
Equity  compensation plans approved by security
holder

     1999 Equity  Incentive  Plan . . . . . . .        3,494,648                $1.1733                     1,332,685

     1999 Employee  Stock Purchase Plan . . . .         200,000                   --                          160,415

Equity   compensation  plans  not  approved  by
 security holders

     Warrants  issued with debt(1) .. . . . . .        7,964,645                $0.4835                             0

     Warrants  issued for finders'  services(2)        4,705,192                $0.4864                             0

     Warrants issued for investor relations                                                                         0
     services(3).  .  . . . . . . . . . . . . .          680,000                $0.8603

     Warrants issued for other  services(4).  .        1,051,493                $0.0861                             0

     Warrants issued for asset acquisitions(5).          172,120                  $0.82                             0

     Warrants issued for AccuMed
     acquisition(6).  . . . . . . . . . . . . .        1,074,056                $7.1769                             0
                                                     ---------------------------------------------------------------------

Total  .  . . . . . . . . . . . . . . . . . . .        19,342,154                $.98                       1,493,100
                                                     ---------------------------------------------------------------------


----------
      (1) Molecular has and will most likely continue to attach warrants to issuances of debt as additional consideration to debt holders in lieu of payment of higher interest rates on the debt, which would be required based on market interest rates prevalent at the time of the debt issuance and the significant level of risk involved based on the financial condition of the Company.

      (2) The Company has and will most likely continue to issue warrants to financial advisors who act as finders in the placement of the Company's debt or equity instruments. The issuance of warrants to these advisors significantly reduces the cash costs that would otherwise be associated with raising debt or equity.

      (3) Molecular has generally included warrants in compensation agreements for providers of investor relations and/or public relations services. This practice significantly reduces the cash costs to the Company to obtain these services.

      (4) From time to time, the Company has issued warrants to providers of legal and consulting services in lieu of cash payments for those services. During 2002, the Company issued a warrant to a law firm entitling the holder to purchase 750,000 shares of the Company's Common Stock at an exercise price of $0.01 per share in settlement of fees due to the firm arising from the settlement of litigation. A non-employee consultant also agreed to accept a warrant in lieu of approximately $51,000 in unpaid consulting fees.

      (5) During 2001, the Company issued warrants under an agreement to acquire a 30% interest in Cell Solutions, Inc., a company assisting in the development of the Company's products.

      (6) In September 2001, the Company completed the acquisition of AccuMed by merging it into a wholly owned subsidiary of Molecular. As a result, Molecular assumed stock options and warrants outstanding on the records of AccuMed at the time of the acquisition. The remainder of the options that were assumed in the acquisition are included in total options outstanding under the Equity Incentive Plan.

      Approval of the amendment to the Plan requires the affirmative vote of the holders of a majority of the votes cast of the shares of Common Stock and Series E Stock, voting by proxy or in person and as a single class, excluding abstentions. Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Meeting FOR the approval of the amendment.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                THE AMENDMENT TO THE 1999 EQUITY INCENTIVE PLAN.

       PROPOSAL NO. 4 -RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Resignation of Prior Auditors

      Ernst & Young LLP ("E&Y") resigned as the Company's auditors effective February 25, 2003.

      The reports of E&Y on the Company's 2000 and 2001 financial statements included an explanatory paragraph regarding the Company's ability to continue as a going concern. The reports of E&Y on the Company's consolidated financial statements for the aforementioned fiscal years did not contain an adverse opinion or a disclaimer of opinion and, other than as described in the preceding sentence, were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2000 and 2001, and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report.

      In accordance with Item 304(a)(1)(iv) of Regulation S-B, Molecular reports that a letter from E&Y to our Audit Committee dated April 8, 2002 reported material weaknesses related to the following matters, which were also discussed directly between the Audit Committee and E&Y:

      o E&Y reported that the financial oversight function to monitor and summarize appropriately the transactions and operations of the Company was ineffective.

      o E&Y reported that significant account reconciliations/analyses were not performed on a timely basis and additionally, in cases where reconciliations/analyses were prepared, reconciling items had not been investigated and reconciliations were not reviewed or approved.

      During 2002, the Company hired an independent consultant, Tatum CFO Partners, LLP ("Tatum"), to address the issues raised by E&Y. In a meeting with the Audit Committee on August 13, 2002, Tatum reported to the Audit Committee that it had assisted management in developing procedures, forms, checklists and reporting packages to address these weaknesses and progress had been made to improve the Company's system of internal controls. Additional progress in these areas continued through the end of 2002 and during 2003.

      The Company authorized E&Y to respond fully to the inquiries of the successor auditor regarding these matters.

Engagement of New Auditors

      The Audit Committee, after reviewing proposals from several firms, engaged Altschuler, Melvoin and Glasser LLP as the Company's auditors commencing with the fiscal year ended December 31, 2002. The engagement was effective April 30, 2003. During the two most recent fiscal years and through April 14, 2004, Molecular did not consult with Altschuler, Melvoin and Glasser LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. Altschuler, Melvoin and Glasser LLP has not provided the Company with a written report or oral advice regarding such principles or audit opinion.

Ratification of Auditors

      Altschuler, Melvoin and Glasser LLP has served as the Company's independent auditor since April 30, 2003 and has been selected by the Audit Committee of the Board of Directors to continue as the Company's independent auditor for the Company's current fiscal year ending December 31, 2004.

      In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

      A representative of Altschuler, Melvoin and Glasser LLP is not expected to be present at the Meeting.

      Altschuler, Melvoin and Glasser LLP has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases staff who are full-time, permanent employees of TBS and through which its parents provide non-audit services. As a result of this arrangement, Altschuler, Melvoin and Glasser LLP has no full time employees and, therefore, none of the audit services performed were provided by permanent, full-time employees of Altschuler, Melvoin and Glasser LLP. Altschuler, Melvoin and Glasser LLP manages and supervises the audit engagement and the audit staff and are exclusively responsible for the opinion rendered in connection with its audit.

Fees

      Audit Fees. The aggregate fees billed for fiscal years 2003 and 2002 for professional services rendered by Altschuler, Melvoin and Glasser LLP for the audit of the Company's annual financial statements and review of the financial statements included in the Company's Forms 10-QSB were $129,056 and $0, respectively. The aggregate fees billed for fiscal years 2003 and 2002 for professional services provided by E&Y in connection with the audit of the Company's annual financial statements and review of the financial statements included in the Company's Forms 10-QSB were $15,000 and $117,910, respectively; such $15,000 in 2003 related to the issuance by E&Y of a consent to include their report on the Company's financial statements in the Company's Form 10-KSB for fiscal year 2002 as filed with the SEC in 2003.

      Audit-Related Fees. Neither Altschuler, Melvoin and Glasser LLP nor E&Y performed any assurance and related services that were reasonably related to the performance of the outside auditor's audit or review of the Company's financial statements for fiscal years 2003 and 2002.

      Tax Fees. The Company did not incur or pay any fees for professional services rendered for tax compliance, tax advice and tax planning in either of its two most recent fiscal years.

      All Other Fees. Neither E&Y nor Altschuler, Melvoin and Glasser LLP performed any services other than those described above for the Company for fiscal years 2003 and 2002.

Pre-Approval Policies

      As required by applicable law, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Company's outside auditor. In connection with such responsibilities, the Audit Committee is required, and it is the Audit Committee's policy, to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company's outside auditor in order to ensure that the provision of such services does not impair the auditor's independence, in appearance or fact.

      The Audit Committee pre-approved all audit and permissible non-audit services provided to the Company by the independent auditors during fiscal 2003.

      Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Meeting FOR ratification of the Company's independent auditors.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
               RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS.

                             ADDITIONAL INFORMATION

Transaction of Other Business

      The Board of Directors knows of no other business that will be presented for consideration at the Meeting other than that described above. If any other business should come before the Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

Stockholder Proposals for 2005 Annual Meeting

      In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received by the Company no later than March 31, 2005. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act. In addition, in order to comply with the provisions of the Company's By-laws, any stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:

      o a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

      o the name and address, as they appear on the Company's books, of the stockholder proposing such business,

      o the class and number of shares of the Company which are beneficially owned by the stockholder, and

      o     any material interest of the stockholder in such business.

Solicitations

      The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold voting securities and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with their distribution of Company proxy materials.

Annual Report on Form 10-KSB

      A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, which contains financial statements and other information of interest to stockholders, accompanies this Proxy Statement. STOCKHOLDERS MAY, UPON WRITTEN REQUEST AND UPON PAYMENT OF A REASONABLE FEE, ALSO OBTAIN COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003. REQUESTS SHOULD BE MADE IN WRITING TO: MOLECULAR DIAGNOSTICS, INC., 414 NORTH ORLEANS STREET, SUITE 510, CHICAGO, ILLINOIS 60610, ATTENTION: DENNIS BERGQUIST, CHIEF FINANCIAL OFFICER.

                                        By Order of the Board of Directors

                                        Peter P. Gombrich
                                        Chairman of the Board and Secretary

                                                                      Appendix A

                           Molecular Diagnostics, Inc.

                              Amended and Restated
                             Audit Committee Charter

                           (As Adopted June 14, 2004)

Organization

      The Audit Committee of the Board of Directors shall be comprised of at least two directors, each of whom shall be independent as required by all applicable rules and regulations. Members of the Audit Committee shall be considered independent if they have no relationship that, in the opinion of the Board of Directors, may interfere with the exercise of his or her independent judgment as a member of the Committee.

      A director who has such a relationship may be appointed to the Audit Committee of the Board, under exceptional and limited circumstances, if the Board determines that membership on the Committee by the individual is required by the best interest of the company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination.

      All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Within the time frame required by applicable rules, the Committee shall have at least one audit committee financial expert. Designation of such audit committee financial expert shall be made annually by the Board of Directors.

Statement of Policy

      The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Responsibilities

      In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee will:

      o Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

      o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

      o Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.


                                      -A1-

      o Meet with the independent auditors and financial management of the Company to review the proposed scope of the annual audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof to review such audit or review, including any comments or recommendations of the independent auditors.

      o Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

      o     Review  reports   received  from  regulators  and  other  legal  and
            regulatory matters that may have a material effect on the financial statements and related Company compliance therewith.

      o Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

      o Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-QSB (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the auditors. The chair of the Committee may represent the entire Committee for purposes of this review.

      o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

      o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial reporting procedures and accounting, and the cooperation that the independent auditors received during the course of audit.

      o Review accounting and financial human resources and succession planning within the Company.

      o Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

      o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.


                                      -A2-

      o Review the report of the Audit Committee in the annual report to shareholders and the Annual Report on Form 10-KSB, disclosing whether or not the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the Committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

      o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

      o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

                                      -A3-

                                                                      Appendix B


                           Molecular Diagnostics, Inc.

                           1999 Equity Incentive Plan

                         Established as of June 1, 1999

Article 1.       Establishment, Objectives and Duration                  B-1
Article 2.       Definitions                                             B-2
Article 3.       Administration                                          B-4
Article 4.       Shares Subject to the Plan and Maximum Awards           B-4
Article 5.       Eligibility and Participation                           B-5
Article 6.       Stock Options                                           B-5
Article 7.       Stock Appreciation Rights                               B-7
Article 8.       Restricted Stock                                        B-8
Article 9.       Performance Units and Performance Shares                B-9
Article 10.      Performance Measures                                    B-10
Article 11.      Beneficiary Designation                                 B-10
Article 12.      Deferrals                                               B-11
Article 13.      Retention Rights                                        B-11
Article 14.      Amendment, Modification, Termination and Adjustments    B-11
Article 15.      Payment of Plan Awards and Conditions Thereon           B-12
Article 16.      Change in Control                                       B-12
Article 17.      Withholding                                             B-13
Article 18.      Indemnification                                         B-13
Article 19.      Successors                                              B-14
Article 20.      Legal Construction                                      B-14
                  First Amendment                                        B-15
                  Second Amendment                                       B-15

ARTICLE 1.ESTABLISHMENT, OBJECTIVES AND DURATION

      1.1. Establishment of the Plan. Molecular Diagnostics, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Molecular Diagnostics, Inc. 1999 Equity Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

      Subject to approval by the Company's stockholders, the Plan shall become effective as of June 1, 1999 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

      1.2. Objectives if the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

                                      -B1-

      The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

      1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after May 31, 2009.

ARTICLE 2. DEFINITIONS

      Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

      2.1. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

      2.2. "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

      2.3. "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

      2.4. "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.5. "Board" or "Board Of Directors" means the Board of Directors of the Company.

      2.6. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      2.7. "Committee" means any committee appointed by the Board to administer the Plan, as specified in Article 3 herein.

      2.8. "Company" means Molecular Diagnostics, Inc., a Delaware corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 19 herein.

      2.9. "Consultant" means a consultant or advisor who provides bona fide services to the Company as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except for purposes of an ISO grant under Article 6.

      2.10. "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

      2.11. "Director" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate.

      2.12. "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

      2.13.  "Effective  Date" shall have the  meaning  ascribed to such term in
Section 1.1 hereof.


                                      -B2-

      2.14. "Employee" means any full-time, active employee of the Company or its Subsidiaries or Affiliates. Directors or Consultants who are not employed by the Company shall not be considered Employees under this Plan.

      2.15. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.16. "Fair Market Value" shall be determined on the basis of the average of the closing bid and asked prices for a share of Company common stock on the Over the Counter Bulletin Board (as reported by the National Quotation Bureau, LLC or a comparable quotation service) over the ten trading days occurring immediately prior to the relevant date, unless the Company common stock has become listed on the Nasdaq SmallCap Market or a comparable market system, in which case "Fair Market Value" shall be determined on the basis of the closing sale price at which a share of Company common stock has been sold the regular way on the Nasdaq SmallCap Market or comparable market system, or if there is no such sale on the relevant date, then on the last previous day on which there was such a sale.

      2.17. "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

      2.18. "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

      2.19. "Insider" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

      2.20. "Non-Employee Director" shall mean a Director who is not also an Employee. Service as a Non-Employee Director shall be considered employment for all purposes of the Plan, except for purposes of an ISO grant under Article 6.

      2.21. "Non-Qualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

      2.22. "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

      2.23. "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

      2.24. "Participant" means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

      2.25. "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

      2.26. "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

      2.27. "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein.

      2.28. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.


                                      -B3-

      2.29. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

      2.30. "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

      2.31. "Retirement" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan.

      2.32. "Shares" means the shares of common stock of the Company.

      2.33. "Stock Appreciation Right" or "SAR" means an Award, granted alone or, in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

      2.34. "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest (including all divisions, affiliates and related entities).

      2.35. "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3. ADMINISTRATION

      3.1. The Committee. The Plan shall be administered by the Compensation Committee of the Board consisting of not less than two (2) Directors who meet the "outside director" requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and the requirements of Code
Section 162(m), or by any other committee appointed by the Board, provided the members of such committee meet such requirements.

      3.2. Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select individuals who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

      3.3. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

      4.1.  Number of Shares  Available for Grants.  Subject to Sections 4.2 and
4.3 herein, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan shall be two million (2,000,000). Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or any combination thereof.


                                      -B4-

      Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan, subject to Sections 4.2 and 4.3.

      (a) Stock Options and SARs: The maximum aggregate number of Shares that may be subject to Stock Options, with or without Tandem SARs, or Freestanding SARs, granted in any one fiscal year to any one Participant shall be five hundred thousand (500,000).

      (b) Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock which are intended to qualify for the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be four hundred thousand (400,000) Shares.

      (c) Performance Shares/Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares or Performance Units which are intended to comply with the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be equal to the Fair Market Value of four hundred thousand (400,000) Shares.

      4.2. Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Stock or other Shares are forfeited.

      4.3. Adjustments. In the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any organization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a), 4.l(b) and 4.l(c), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

      5.1. Eligibility. Persons eligible to participate in this Plan include Consultants, Non-Employee Directors and officers and certain key salaried Employees of the Company with potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board.

      5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Participants those to whom Awards shall be granted, and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

      6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

      6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO, whose grant is intended not to fall under the provisions of Code Section 422.


                                      -B5-

      6.3. Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

      6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary date of its grant and provided further that no Option shall be exercisable later than the fifth anniversary date of its grant for an ISO granted to a Participant, who at the time of such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

      6.5. Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

      6.6. Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

      The Option Price upon exercise of any Option shall be payable to the Company in full in a form as determined by the Committee either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price); (c) by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; (d) by promissory note of the Participant; or (e) by any combination of the foregoing methods of payment.

      The Committee may also allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

      Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

      6.7. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

      6.8. Termination of Employment or Consulting Arrangement. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.



                                      -B6-

      6.9. Nontransferability of Options.

      (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative (to the extent permitted under Code Section 422).

      (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.

ARTICLE 7. STOCK APPRECIATION RIGHTS

      7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

      The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

      The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

      7.2. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

      Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

      7.3. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

      7.4. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.5. Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.

      7.6. Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

      (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

      (b) the number of Shares with respect to which the SAR is exercised.


                                      -B7-

      At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

      7.7. Termination of Employment or Consulting Arrangement. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or consulting arrangement with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.

      7.8. Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.

ARTICLE 8. RESTRICTED STOCK

      8.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

      8.2. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.

      8.3. Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or the Participant's legal representative.

      8.4. Other Restrictions. Subject to Article 10 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

      The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

      Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

      8.5. Voting Rights. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.


                                      -B8-

      8.6. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

      8.7. Termination of Employment or Consulting Arrangement. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in the cases of terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall occur at the time they otherwise would have, but for the employment termination.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

      9.1. Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

      9.2. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

      9.3. Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

      9.4. Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

      At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.


                                      -B9-

      9.5. Termination of Employment or Consulting Arrangement Due to Death, Disability or Retirement. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment or consulting arrangement of the Participant is terminated by reason of death, Disability or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion.

      Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

      9.6. Termination of Employment or Consulting Arrangement for Other Reasons. In the event the Participant's employment or consulting arrangement terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

      9.7. Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 10. PERFORMANCE MEASURES

      Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among net income either before or after taxes, market share, customer satisfaction, profits, share price, earnings per share, total stockholder return, return on assets, return on equity, operating income, return on capital or investments, or economic value added (including, but not limited to, any or all of such measures in comparison to the Company's competitors, the industry or some other comparator group).

      The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

      In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

ARTICLE 11. BENEFICIARY DESIGNATION

      Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, the Participant's beneficiary shall be paid to the Participant's estate.


                                     -B10-

ARTICLE 12. DEFERRALS

      The  Committee  may  permit  or  require  a  Participant   to  defer  such
Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to
Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. RETENTION RIGHTS

      13.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate the services of any Participant at any time, nor confer upon any Participant any right to continue as an Employee, Non-Employee Director or Consultant.

      13.2. Participation. No Participant shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

ARTICLE 14. AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS

      14.1. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board, upon recommendation of the Committee, may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

      14.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or Awards meeting the requirements of Code Section 162(m), as from time to time amended.

      14.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 14.2 hereof), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

      14.4. Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
Article 14, make any adjustments it deems appropriate.


                                     -B11-

ARTICLE 15. PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

      15.1. Effect of Competitive Activity. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant who is an Employee shall terminate, for any reason other than death, while any Award to such Participant is outstanding hereunder, and such Participant has not yet received the Shares covered by such Award or otherwise received the full benefit of such Award, such Participant, if otherwise entitled thereto, shall receive such Shares or benefit only if, during the entire period from the date of such Participant's termination to the date of such receipt, such Participant shall have earned out such Award by: (i) making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company or any Subsidiary or Affiliate thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary or Affiliate thereof; and (ii) refraining from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary or Affiliate thereof.

      15.2. Nonfulfillment of Competitive Activity Conditions; Waivers Under the Plan. In the event of a Participant's nonfulfillment of any condition set forth in Section 15.1 hereof, such Participant's rights under any Award shall be forfeited and canceled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of, or subsequent to termination of employment) be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition.

      15.3. Effect of Inimical Conduct. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant's employment in the case of a Participant who is an Employee) acted in manner inimical to the best interests of the Company or any Subsidiary or Affiliate thereof.

ARTICLE 16. CHANGE IN CONTROL

      16.1. Definition. For purposes of this Plan, a "Change in Control" of the Company is deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

      (a) the "Beneficial Ownership" of securities representing more than thirty-three percent (33%) of the combined voting power of the Company is acquired by any "person" as defined in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

      (b) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation; or

      (c) during any period of three (3) consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).


                                     -B12-

      16.2. Treatment of Outstanding Awards. Subject to Section 16.3 herein, upon the occurrence of a Change in Control:

      (a)  any  and  all  Options  and  SARs  granted   hereunder  shall  become
immediately exercisable and shall remain exercisable throughout their entire term;

      (b) any restriction periods and restrictions imposed on Restricted Stock which are not performance-based shall lapse; and

      (c) the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty
(30) days following the effective date of the Change in Control a pro rata number of Shares (or their cash equivalents) based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to Participants in cash within thirty
(30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

      16.3. Termination, Amendment and Modifications of Change-In-Control Provisions. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article 16 may not be terminated, amended or modified on or after the date of an event which is likely to give rise to a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

      16.4. Pooling of Interest Accounting. Notwithstanding anything contained in the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.

ARTICLE 17. WITHHOLDING

      17.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

      17.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 18. INDEMNIFICATION

      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


                                     -B13-

ARTICLE 19. SUCCESSORS

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

ARTICLE 20. LEGAL CONSTRUCTION

      20.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

      20.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      20.3. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      20.4. Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      20.5. Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

                                 FIRST AMENDMENT

                                       TO

                           MOLECULAR DIAGNOSTIC INC.'S

                           1999 EQUITY INCENTIVE PLAN

Pursuant to the approval of stockholders of Molecular Diagnostics, Inc. at the 2000 Annual Meeting of Stockholders, the 1999 Equity Incentive Plan ("Plan") is hereby amended to increase the number of shares subject to the Plan by deleting "two million (2,000,000)" in Article 4.1 and inserting in its place "three million (3,000,000)." Except as amended hereby, the Plan shall remain in full force and effect.


                                     -B14-

                                SECOND AMENDMENT

                                       TO

                           MOLECULAR DIAGNOSTIC INC.'S

                           1999 EQUITY INCENTIVE PLAN

Pursuant to the approval of stockholders of Molecular Diagnostics, Inc. at the 2002 Annual Meeting of Stockholders, the 1999 Equity Incentive Plan ("Plan") is hereby amended to increase the number of shares subject to the Plan by deleting "three million (3,000,000)" in Article 4.1 and inserting in its place "five million five hundred thousand (5,500,000)." Except as amended hereby, the Plan shall remain in full force and effect.

                           MOLECULAR DIAGNOSTICS, INC.
            PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.


1.    Election of four (4)  directors to serve until the next annual  meeting of        FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT
      stockholders and until their successors are duly elected and qualified.             [ ]          [ ]              [ ]

      Peter P. Gombrich         Alexander M. Milley
      John H. Abeles, M.D.      Denis M. O'Donnell, M.D.

-------------------------------------------
(Instructions: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) above.)


2.    Approval of an amendment to the Certificate of  Incorporation of Molecular        FOR        AGAINST          ABSTAIN
      Diagnostics,  Inc. to increase the number of  authorized  shares of Common        [ ]          [ ]              [ ]
      Stock  ($.001  par  value)  by  200,000,000  shares  from  100,000,000  to
      300,000,000 shares.

3.    Approval of an amendment to the  Molecular  Diagnostics,  Inc. 1999 Equity        FOR        AGAINST          ABSTAIN
      Incentive Plan to increase the number of shares of Common Stock  available        [ ]          [ ]              [ ]
      for issuance under the Plan from 5,500,000 shares to 20,000,000 shares.

4.    Ratification of the appointment of Altschuler,  Melvoin and Glasser LLP as        FOR        AGAINST          ABSTAIN
      independent auditors for Molecular  Diagnostics,  Inc. for the fiscal year        [ ]          [ ]              [ ]
      ending December 31, 2004.


In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof, if such business was not known to the Board of Directors prior to the solicitation of this proxy.

Date: ___________________________________, 2004

Signature(s) _________________________________________________________

--------------------------------------------------------------------
Please sign EXACTLY as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If the signature is for a corporation or other legal entity, please sign in full corporate or entity name by a duly authorized officer. If the shares are registered in more than one name, all holders must sign.

================================================================================

                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE.



6911--Molecular Diagnostics, Inc.--Common (White Stock)

                               PROXY COMMON STOCK

                           MOLECULAR DIAGNOSTICS, INC.
              414 North Orleans Street, Suite 510 Chicago, IL 60610

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 29, 2004

The undersigned hereby appoints Denis M. O'Donnell, Peter P. Gombrich and Dennis
L. Bergquist, and each of them, attorneys, agents and proxies, each with full power of substitution, to vote all shares of Common Stock of Molecular Diagnostics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, July 29, 2004 at 10:00 a.m. (Chicago
Time) at the Company's corporate offices located at 414 North Orleans Street, Suite 510, Chicago, IL 60610, and at any adjournments thereof, in the manner indicated on this proxy, and in their discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.

                  (Continued and to be signed on reverse side)
--------------------------------------------------------------------------------



6911--Molecular Diagnostics, Inc.--Common (White Stock)

                           MOLECULAR DIAGNOSTICS, INC.
            PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.

1     Election of four (4)  directors to serve until the next annual  meeting of        FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT
      stockholders and until their successors are duly elected and qualified.             [ ]          [ ]              [ ]

Peter P. Gombrich       Alexander M. Milley
John H. Abeles, M.D.    Denis M. O'Donnell, M.D.

-------------------------------------------
(Instructions: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) above.)

2.    Approval of an amendment to the Certificate of  Incorporation of Molecular          FOR        AGAINST          ABSTAIN
      Diagnostics,  Inc. to increase the number of  authorized  shares of Common          [ ]          [ ]              [ ]
      Stock  ($.001  par  value)  by  200,000,000  shares  from  100,000,000  to
      300,000,000 shares.

3.    Approval of an amendment to the  Molecular  Diagnostics,  Inc. 1999 Equity          FOR        AGAINST          ABSTAIN
      Incentive Plan to increase the number of shares of Common Stock  available          [ ]          [ ]              [ ]
      for issuance under the Plan from 5,500,000 shares to 20,000,000 shares.

4.    Ratification of the appointment of Altschuler,  Melvoin and Glasser LLP as          FOR        AGAINST          ABSTAIN
      independent auditors for Molecular  Diagnostics,  Inc. for the fiscal year          [ ]          [ ]              [ ]
      ending December 31, 2004.


In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof, if such business was not known to the Board of Directors prior to the solicitation of this proxy.

Date: ___________________________________, 2004

Signature(s) _________________________________________________________


--------------------------------------------------------------------------------
Please sign EXACTLY as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If the signature is for a corporation or other legal entity, please sign in full corporate or entity name by a duly authorized officer. If the shares are registered in more than one name, all holders must sign.

================================================================================
                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!

                 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY

                            IN THE ENCLOSED ENVELOPE.



6912--Molecular Diagnostics, Inc.--Preferred (Yellow Stock)

                                     PROXY
                              Series E Convertible
                                 Preferred Stock

                           MOLECULAR DIAGNOSTICS, INC.
              414 North Orleans Street, Suite 510 Chicago, IL 60610

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 29, 2004


The undersigned hereby appoints Denis M. O'Donnell, Peter P. Gombrich and Dennis
L. Bergquist, and each of them, attorneys, agents and proxies, each with full power of substitution, to vote all shares of Series E Convertible Preferred Stock of Molecular Diagnostics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, July 29, 2004 at 10:00 a.m. (Chicago Time) at the Company's corporate offices located at 414 North Orleans Street, Suite 510, Chicago, IL 60610, and at any adjournments thereof, in the manner indicated on this proxy, and in their discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------





6912--Molecular Diagnostics, Inc.--Preferred (Yellow Stock)